Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

FortiFi Financial, Inc. (the “Company”)

Barclays Capital Inc.

(together, the “Specified Parties”)

Re: FortiFi 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Internal Prelim Tape_05102024_v6_Sent_with_Zips.xlsx” provided by the Company on May 9, 2024, containing information on 4,875 Property Assessed Clean Energy Assessments (“PACE Assessments”) and 195 related Property Assessed Clean Energy Bonds (“PACE Bonds”) as of May 10, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FortiFi 2024-1.The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term "compared" means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “FortiFi System” means the Company’s internal web-based system used to maintain origination data for PACE Assessments and the related PACE Bonds.

•	The term “Sources” means the following documents for each of the Sample PACE Assessments and Sample PACE Bonds (defined below), as applicable:

–	Final Cost and Payment Summary, Financing Agreement, Notice of Assessment, and electronic records from the FortiFi System, all of which we accessed through the FortiFi System; and,

–	A list of project categories financed by the PACE Assessments, provided by the Company and attached hereto as Exhibit A (the “Project Categories List”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology described in the procedures below.

•	The term "Provided Information" means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 PACE Assessments (the “Sample PACE Assessments”) and 10 PACE Bonds (the “Sample PACE Bonds”) from the Data File. A listing of the Sample PACE Assessments and Sample PACE Bonds is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of the Sample PACE Assessments or Sample PACE Bonds we were instructed to randomly select from the Data File.

B.	For each Sample PACE Assessment, we compared or recomputed the specified attributes in the Data File listed below in the PACE Assessment Attributes column to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable, listed in the Sources / Instructions column below. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

PACE Assessment Attributes	Sources / Instructions

Assessment ID	Final Cost and Payment Summary

City	Final Cost and Payment Summary

State	Final Cost and Payment Summary

County	Financing Agreement (for Sample PACE Assessments in the State “CA”), Final Cost and Payment Summary (for Sample PACE Assessments in the State “FL”)

Zip Code	Final Cost and Payment Summary

Property Value	FortiFi System

Improvements	Financing Agreement (for Sample PACE Assessments in the State “CA”), Final Cost and Payment Summary (for Sample PACE Assessments in the State “FL”). Consider the information to be in agreement if the Improvements in the Data File and in the Sources belong to the same categories listed in the Project Categories List.

Amortization Period	Final Cost and Payment Summary

Coupon Rate	Final Cost and Payment Summary

PACE Assessment Attributes	Sources / Instructions

Recording Date	For Sample PACE Assessments in the State “CA,” Final Cost and Payment Summary. For Sample PACE Assessments in the State “FL,” Notice of Assessment (for Sample PACE Assessments in the State “FL”)

First Tax Payment Date	For Sample PACE Assessments in the State “CA,” Final Cost and Payment Summary. For Sample PACE Assessments in the State “FL,” recompute as November 1st of the Initial Tax Year on Roll in the Final Cost and Payment Summary.

Bond Maturity Date

Final Cost and Payment Summary

For Sample PACE Assessments in the State “CA,” recompute as September 2nd of the last year of the Amortization Period in the Final Cost and Payment Summary. For Sample PACE Assessments in the State “FL,” recompute as July 15th of the last year of the Amortization Period of the PACE Assessment with the longest Amortization Period that underlies the PACE Bond related to the Sample PACE Assessment (which may not be the Sample PACE Assessment).

Initial Principal (Assessment Amount)	Final Cost and Payment Summary

ALTV	Recompute as the ratio of Initial Principal (Assessment Amount) divided by the Property Value stated in the Data File.

MLTV	Recompute as the ratio of the Mortgage Balance stated in the FortiFi System divided by the Property Value stated in the Data File.

CLTV	Recompute as the sum of the ALTV and MLTV.

We found such information to be in agreement.

C.	For each Sample PACE Bond, we compared or recomputed the specified attributes in the Data File listed below in the PACE Bond Attributes column to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable, listed in the Sources / Instructions column below. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

PACE Bond Attributes	Sources / Instructions

Bond Series Bond Rate Bond Maturity Date	FortiFi System FortiFi System FortiFi System

PACE Bond Attributes	Sources / Instructions

First Interest Payment Date First Principal Payment Date Initial Principal (Assessment Amount)

 FortiFi System

FortiFi System

Recompute as the sum of the Initial Principal (Assessment Amount) stated in the FortiFi System for all PACE Assessments included in the Data File related to the Sample PACE Bond

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the PACE Assessments and PACE Bonds (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the PACE Assessments and PACE Bonds to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such the PACE Assessments and PACE Bonds being securitized, (iii) the compliance of the originator of the PACE Assessments and PACE Bonds with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the PACE Assessments and PACE Bonds that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

May 17, 2024

Exhibit A

Project Categories List

Project Category	Improvements in Data File	Improvements in Financing Agreement or Final Cost and Payment Summary
Air Duct	Duct Replacement	Duct Replacement
Artificial Turf	Artificial Turf	Artificial Turf
Attic	Attic Insulation, Attic Ventilation Fixture, Radiant Barrier	Attic Insulation, Radiant Barrier, Solar Attic Ventilation Fan, Solar Attic Ventilation Fixture
Door	Doors, Impact Doors, Impact Doors – Sliding, Glass Doors – French	Energy Star Door – Standard, Glass Doors - French, Impact Doors, Impact Doors - Sliding
Drought Tolerant Landscaping	Drought Tolerant Landscaping, Hardscape	Pavers, Hardscape
Electricity	Electrical Wiring Modernization	Electrical Wiring Modernization
HVAC	Air Conditioner, Central Air Conditioner, Central HVAC, Gas Fireplace, Ventilating Fan	Air Conditioner, Ceiling Fan, Central Air Conditioner, Central HVAC, Gas Fireplace, HVAC – Central Air Conditioner, Ventilating Fan
Indoor Lighting	Indoor Lighting Fixtures, LED Lighting Fixture, Lighting Control	Indoor Lighting Fixture, LED Lighting Fixture, Lighting Control System
Roof	Roof – Flat, Roof – Metal, Roof – Shingle, Roof – Tile, Cool Roof – Performance, Gutters	Cool Roof – Plywood – R3, Energy Star Performance Roofing, Gutters, Roof – Flat, Roof – Metal, Roof – Shingle, Roof - Tile
Wall	Wall Insulation	Wall Insulation
Water Heater	Gas Tankless Water Heater, Electric Heat Pump Tank Water Heater	Energy Star Tankless Water Heater, Hot Water Delivery System, Energy Star Water Heater/Electrical Panel Upgrade
Water System	Water Delivery Systems	Core Plumbing System
Window	Impact Windows, Windows	Energy Star Window – Standard, Impact Windows, Window and Door Blinds Interior, Storm Shutters

A-1

Exhibit B

The Sample PACE Assessments

Sample PACE Assessment #	PACE Assessment Number[1]	Sample PACE Assessment #	PACE Assessment Number[1]
1	20241A001	51	20241A051
2	20241A002	52	20241A052
3	20241A003	53	20241A053
4	20241A004	54	20241A054
5	20241A005	55	20241A055
6	20241A006	56	20241A056
7	20241A007	57	20241A057
8	20241A008	58	20241A058
9	20241A009	59	20241A059
10	20241A010	60	20241A060
11	20241A011	61	20241A061
12	20241A012	62	20241A062
13	20241A013	63	20241A063
14	20241A014	64	20241A064
15	20241A015	65	20241A065
16	20241A016	66	20241A066
17	20241A017	67	20241A067
18	20241A018	68	20241A068
19	20241A019	69	20241A069
20	20241A020	70	20241A070
21	20241A021	71	20241A071
22	20241A022	72	20241A072
23	20241A023	73	20241A073
24	20241A024	74	20241A074
25	20241A025	75	20241A075
26	20241A026	76	20241A076
27	20241A027	77	20241A077
28	20241A028	78	20241A078
29	20241A029	79	20241A079
30	20241A030	80	20241A080
31	20241A031	81	20241A081
32	20241A032	82	20241A082
33	20241A033	83	20241A083
34	20241A034	84	20241A084
35	20241A035	85	20241A085
36	20241A036	86	20241A086
37	20241A037	87	20241A087
38	20241A038	88	20241A088
39	20241A039	89	20241A089
40	20241A040	90	20241A090
41	20241A041	91	20241A091
42	20241A042	92	20241A092
43	20241A043	93	20241A093
44	20241A044	94	20241A094
45	20241A045	95	20241A095
46	20241A046	96	20241A096
47	20241A047	97	20241A097
48	20241A048	98	20241A098
49	20241A049	99	20241A099
50	20241A050	100	20241A100

B-1

Exhibit B

The Sample PACE Bonds

Sample PACE Bond #	PACE Bond Number[1]
1	20241B01
2	20241B02
3	20241B03
4	20241B04
5	20241B05
6	20241B06
7	20241B07
8	20241B08
9	20241B09
10	20241B10

1 The Company has assigned a unique PACE Assessment ID and PACE Bond ID to each PACE Assessment and PACE Bond, respectively, in the Data File. The PACE Assessment Numbers and PACE Bond Numbers referred to in this Exhibit are not the actual PACE Assessment IDs or PACE Bond IDs.

B-2